Amendment No. 2
                                  to
                     Schedule A to Exhibit (10)(k)
                           October 29, 1999


          The following table sets forth the name of each current officer of Potlatch Corporation who has executed the Indemnification Agreement filed as Exhibit (10)(k):

                                                     Date Agreement
       Name of Officer           Position               Executed


     L. Pendleton Siegel       Chairman and          December 11, 1986
                               Chief Executive
                               Officer

     Richard L. Paulson        President and         January 1, 1993
                               Chief Operating
                               Officer

     Michael W. DeGenring      Executive Vice        September 7, 1999
                               President, Finance
                               And Administration

     Richard K. Kelly          Group Vice            July 15, 1999
                               President

     Charles R. Pottenger      Group Vice            March 14, 1991
                               President

     Sandra T. Powell          Senior Vice           December 11, 1986
                               President and
                               Chief Financial
                               Officer

     John W. Bacon             Vice President        June 14, 1995

     Phillip M. Baker          Vice President        May 20, 1999

     Kenneth L. Clark          Vice President        April 10, 1995


                                                           Exhibit (10)(k)(ii)

                                                     Date Agreement
       Name of Officer           Position               Executed


     Ralph M. Davisson         Vice President        April 1, 1990

     John E. Hanby             Vice President        October 15, 1997

     Craig H. Nelson           Vice President        May 29, 1996

     John R. Olson             Vice President        July 30, 1999

     Gerald L. Zuehlke         Treasurer             April 10, 1995

     Betty R. Fleshman         Secretary             June 14, 1995